Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
(in thousands, except share data)

	June 30,	December 31,
	2010	2009
ASSETS
Cash and due from banks	$10,405	$18,613
Interest bearing deposits with banks	1,860	82
Federal funds sold	9,250	1,200

Cash and cash equivalents	21,515	19,895

Interest bearing time deposits with banks	1,345	1,420
Securities available for sale	81,062	77,356
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,197	2,197
Investment in unconsolidated subsidiary	3,452	3,338

Total loans, net of unearned interest	308,075	311,630
Less: Allowance for loan losses	(2,980)	(2,719)

Total loans, net of allowance for loan losses	305,095	308,911
Premises and equipment, net	6,785	6,878
Other real estate owned	296	476
Bank owned life insurance and annuities	13,327	13,066
Core deposit intangible	276	299
Goodwill	2,046	2,046
Accrued interest receivable and other assets	6,550	6,227

Total assets	$443,946	$442,109

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$55,091	$55,030
Interest bearing	324,471	322,367

Total deposits	379,562	377,397
Securities sold under agreements to repurchase	3,168	3,207
Long-term debt	5,000	5,000
Other interest bearing liabilities	1,158	1,146
Accrued interest payable and other liabilities	4,585	4,756

Total liabilities	393,473	391,506

Stockholders’ Equity:
Preferred stock, no par value:
Authorized — 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized — 20,000,000 shares
Issued — 4,745,826 shares
Outstanding —
4,283,565 shares at June 30, 2010;
4,337,587 shares at December 31, 2009	4,746	4,746
Surplus	18,320	18,315
Retained earnings	37,077	36,478
Accumulated other comprehensive loss	(593)	(805)
Cost of common stock in Treasury:
462,261 shares at June 30, 2010;
408,239 shares at December 31, 2009	(9,077)	(8,131)

Total stockholders’ equity	50,473	50,603

Total liabilities and stockholders’ equity	$443,946	$442,109

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Interest income:
Loans, including fees	$4,896	$5,256	$9,932	$10,545
Taxable securities	263	320	496	628
Tax-exempt securities	264	278	539	559
Federal funds sold	3	58	4	114
Other interest income	10	3	19	5

Total interest income	5,436	5,915	10,990	11,851

Interest expense:
Deposits	1,347	1,821	2,866	3,699
Securities sold under agreements to repurchase	—	—	1	1
Short-term borrowings	—	—	1	1
Long-term debt	36	35	70	69
Other interest bearing liabilities	4	6	7	11

Total interest expense	1,387	1,862	2,945	3,781

Net interest income	4,049	4,053	8,045	8,070
Provision for loan losses	282	77	567	212

Net interest income after provision for loan losses	3,767	3,976	7,478	7,858

Noninterest income:
Trust fees	90	86	210	170
Customer service fees	387	426	769	798
Earnings on bank-owned life insurance and annuities	138	112	260	218
Commissions from sales of non-deposit products	125	150	221	258
Income from unconsolidated subsidiary	63	48	119	96
Securities impairment charge	—	(226)	—	(226)
Gain on sale or call of securities	15	—	27	—
Gain on sales of other assets	7	27	6	33
Prior period income from insurance sales	—	—	—	323
Other noninterest income	199	286	435	481

Total noninterest income	1,024	909	2,047	2,151

Noninterest expense:
Employee compensation expense	1,308	1,214	2,594	2,500
Employee benefits	403	411	819	855
Occupancy	216	236	449	475
Equipment	136	162	255	324
Data processing expense	346	337	711	670
Director compensation	86	108	173	218
Professional fees	136	90	229	211
Taxes, other than income	125	127	255	255
FDIC Insurance premiums	150	317	297	405
Amortization of intangibles	12	12	23	23
Other noninterest expense	381	301	639	570

Total noninterest expense	3,299	3,315	6,444	6,506

Income before income taxes	1,492	1,570	3,081	3,503
Provision for income taxes	354	405	755	928

Net income	$1,138	$1,165	$2,326	$2,575

Earnings per share
Basic	$0.26	$0.27	$0.54	$0.59
Diluted	$0.26	$0.27	$0.54	$0.59
Cash dividends declared per share	$0.20	$0.19	$0.40	$0.38
Weighted average basic shares outstanding	4,309,610	4,338,545	4,319,816	4,339,583
Weighted average diluted shares outstanding	4,312,778	4,342,086	4,323,423	4,343,850

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Changes in Stockholders’ Equity
(Unaudited)
(Dollars in thousands, except share data)
Six Months Ended June 30, 2010

	Number				Accumulated
	of				Other		Total
	Shares	Common		Retained	Comprehensive	Treasury	Stockholders’
	Outstanding	Stock	Surplus	Earnings	Loss	Stock	Equity
Balance at December 31, 2009	4,337,587	$4,746	$18,315	$36,478	$(805)	$(8,131)	$50,603
Comprehensive income:
Net income				2,326			2,326
Change in unrealized gains on securities available for sale, net of reclassification adjustment and tax effects					170		170
Defined benefit retirement plan adjustments, net of tax effects					42		42

Total comprehensive income							2,538
Cash dividends at $0.40 per share				(1,727)			(1,727)
Stock-based compensation activity			24				24
Purchase of treasury stock, at cost	(58,100)					(1,026)	(1,026)
Treasury stock issued for stock option and stock purchase plans	4,078		(19)			80	61

Balance at June 30, 2010	4,283,565	$4,746	$18,320	$37,077	$(593)	$(9,077)	$50,473

Six Months Ended June 30, 2009

	Number				Accumulated
	of				Other		Total
	Shares	Common		Retained	Comprehensive	Treasury	Stockholders’
	Outstanding	Stock	Surplus	Earnings	Loss	Stock	Equity
Balance at December 31, 2008	4,341,055	$4,746	$18,324	$34,758	$(1,247)	$(8,096)	$48,485
Comprehensive income:
Net income				2,575			2,575
Change in unrealized losses on securities available for sale, net of reclassification adjustment and tax effects					(17)		(17)

Total comprehensive income							2,558
Cash dividends at $0.38 per share				(1,649)			(1,649)
Stock-based compensation activity			19				19
Purchase of treasury stock, at cost	(7,600)					(128)	(128)
Treasury stock issued for stock option and stock purchase plans	9,132		(49)			182	133

Balance at June 30, 2009	4,342,587	$4,746	$18,294	$35,684	$(1,264)	$(8,042)	$49,418

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended June 30,
	2010	2009
Operating activities:
Net income	$2,326	$2,575
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	567	212
Depreciation	256	309
Net amortization of securities premiums	143	97
Amortization of core deposit intangible	23	23
Amortization of deferred net loan costs	11	18
Deferral of net loan costs (fees)	8	(9)
Securities impairment charge	—	226
Net realized gains on sales or calls of securities	(27)	—
Net gains on sales of other assets	(6)	(33)
Earnings on bank owned life insurance and annuities	(260)	(218)
Deferred income tax expense (credit)	2	(54)
Equity in earnings of unconsolidated subsidiary, net of dividends of $19 and $17	(100)	(79)
Stock-based compensation expense	24	19
Increase in accrued interest receivable and other assets	(375)	(163)
(Decrease) increase in accrued interest payable and other liabilities	(149)	552

Net cash provided by operating activities	2,443	3,475

Investing activities:
Purchases of:
Securities available for sale	(26,286)	(31,937)
Premises and equipment	(163)	(86)
Bank owned life insurance and annuities	(44)	(68)
Proceeds from:
Maturities of and principal repayments on securities available for sale	22,701	21,568
Bank owned life insurance and annuities	33	35
Sale of other real estate owned	570	228
Sale of other assets	11	113
Net decrease in interest-bearing time deposits	75	—
Net decrease in loans receivable	2,846	6,528

Net cash used in investing activities	(257)	(3,619)

Financing activities:
Net increase in deposits	2,165	15,226
Net decrease in short-term borrowings and securities sold under agreements to repurchase	(39)	(8,861)
Cash dividends	(1,727)	(1,649)
Purchase of treasury stock	(1,026)	(128)
Treasury stock issued for employee stock plans	61	133

Net cash (used in) provided by financing activities	(566)	4,721

Net increase in cash and cash equivalents	1,620	4,577
Cash and cash equivalents at beginning of period	19,895	12,457

Cash and cash equivalents at end of period	$21,515	$17,034

Supplemental information:
Interest paid	$3,044	$3,841
Income taxes paid	$770	$700
Supplemental schedule of noncash investing and financing activities:
Transfer of loans to other real estate owned and repossessed assets	$384	$524